Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Amendment No. 1 on Form 10-QSB/A to the Quarterly Report on Form 10-QSB of FFD Financial Corporation (the "Company") for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Trent B. Troyer, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/Trent B. Troyer
-------------------------------------
Trent B. Troyer
President and Chief Executive Officer
June 15, 2005